EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-6,
                   Asset-Backed Certificates, Series 2005-6

                                                                  Exhibit 99.1


WAVG CLTV = 88.02

CLTV by range:
0 - 50            2.00%
50.01 - 60        1.72
60.01 - 70        6.49
70.01 - 75        5.70
75.01 - 80        16.68
80.01 - 85        2.02
85.01 - 90        18.14
90.01 - 95        13.19
95.01 - 100       34.05

****************************************************************************
Disclaimer:
This material has been prepared specifically for you and contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. Goldman Sachs shall have no liability, contingent or otherwise, to the user or to third parties, for the quality, accuracy, timeliness, continued availability or completeness of the data and information. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Goldman Sachs                     GSAA 05 06


==============================================================================


-----------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of Pool
                 Number Of          Principal     By Principal     Weighted Avg.    Weighted Avg.   Avg. Principal
SILENT LOANS         Loans            Balance          Balance      Gross Coupon     Current FICO          Balance
-----------------------------------------------------------------------------------------------------------------------
N                    1,493       $384,332,639           35.07%             5.760              707         $257,423
Y                    2,608        711,482,253           64.93              5.805              717          272,808
-----------------------------------------------------------------------------------------------------------------------
Total:               4,101     $1,095,814,893          100.00%             5.789              714         $267,207
-----------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------

                 Weighted Avg.    Weighted Avg.         Pct.    Pct. Owner
SILENT LOANS      Original LTV     Combined LTV     Full Doc      Occupied
---------------------------------------------------------------------------
N                       74.88%           74.88%       26.94%        67.01%
Y                       78.29            95.11        27.61         87.26
---------------------------------------------------------------------------
Total:                  77.09%           88.02%       27.38%        80.16%
---------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is action based upon it. This material is not to be construed as an offer to sell for your private information and we are not soliciting any or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                              May 10, 2005 12:17                   Page 1 of 1